UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
 of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 16, 2014
__________________
SCIO DIAMOND TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)
__________________

Nevada	000-54529	45-3849662
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 University Ridge Suite D Greenville, SC		29601
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (864) 751-4880

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On December 16, 2014 Scio Diamond Technology Corporation (the "Company") entered into a Loan Agreement (the "Loan Agreement") and a Security Agreement (the "Security Agreement") with Heritage Gemstone Investors, LLC ("HGI") providing for a $2,000,000 secured non-revolving line of credit (the "Loan") that the Company may use to repay existing indebtedness, fund working capital and for other corporate purposes.  The Loan, which is represented by a Promissory Note dated as of December 15, 2014 (the "Note"), matures on December 15, 2017.  On December 18, 2014, $2,000,000 was drawn on the Loan.  Borrowings accrue interest at the rate of 7.25% per annum.
The Company plans to utilize funds drawn on the Loan to repay its existing indebtedness to Platinum Capital Partners LLP and to fund its ongoing operations.  The Loan Agreement contains a number of restrictions on the Company's business, including restrictions on its ability to merge, sell assets, create or incur liens on assets, make distributions to its stockholders and sell, purchase or lease real or personal property or other assets or equipment.
The Loan Agreement contains standard provisions relating to a default and acceleration of the Company's payment obligations thereunder upon the occurrence of an event of default, which includes, among other things, the failure to pay principal, interest, fees or other amounts payable under the agreement when due; failure to comply with specified agreements, covenants or obligations; cross-default with other indebtedness; the making of any material false representation or warranty; commencement of bankruptcy or other insolvency proceedings by or against the Company; and failure by the Company to maintain a book net worth of at least $4.0 million at all times.  The Company's obligations under the Loan Agreement are not guaranteed by any other party.  The Company may prepay borrowings without premium or penalty upon notice to HGI as provided in the Loan Agreement.  The Loan Agreement requires the Company to enter into the Security Agreement.
Under the Security Agreement, the Company grants HGI a first priority security interest in the Company's inventory, equipment, accounts and other rights to payments and intangibles as security for the Loan.
On the same date, the Company entered into an agreement for the Sale and Lease of Growers (the "Grower Sale-Lease Agreement") with HGI.
Pursuant to the Grower Sale-Lease Agreement, the Company agreed to a sale-leaseback arrangement for certain diamond growers produced by the Company during the term of the Grower Sale-Leaseback Agreement by which the Company will sell diamond growers to HGI and then lease the growers back from HGI.  The direct profit margin generated from the growers will be split between the Company and HGI in accordance with the Grower Sale-Lease Agreement.  The Grower Sale-Lease Agreement requires the Company to operate and service the growers, and requires HGI to up-fit certain existing growers and to make capital improvements to the new growers under certain circumstances.  The Company will also have the right to repurchase the leased growers upon the occurrence of certain events.
The Loan Agreement, Security Agreement and Grower Sale-Lease Agreement are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated by reference herein. The foregoing descriptions of the Loan Agreement, Security Agreement and Grower Sale-Lease Agreement  are qualified in their entirety by reference to such exhibits.
Item 1.02. Termination of a Material Definitive Agreement.
On December 18, 2014, using a portion of the proceeds of the Loan, the Company prepaid in full and terminated its existing credit facility with Platinum Capital Partners, LP (the "Platinum Credit Facility"). The outstanding principal balance of the Platinum Credit Facility that was prepaid plus accrued interest was $1,579,175.17.  The Company did not pay any prepayment penalties in connection with the termination of the Platinum Credit Facility. For a description of the Platinum Credit Facility, see Notes 3 and 8 to the Notes to Unaudited Condensed Financial Statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2014.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of Registrant.
The information included under Item 1.01 hereof is incorporated by reference into this Item 2.03.
Item 8.01 Other Events.
On December 22, 2014 the Company issued a press release announcing the Company's entry into the Loan Agreement and the Grower Sale-Lease Agreement.
A copy of the above-referenced press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Cautionary Note Regarding Forward-Looking Statements

This above disclosure contains forward-looking statements that may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words "may," "will," "should," "could," "would," "forecast," "potential," "continue," "contemplate," "expect," "anticipate," "estimate," "believe," "intend," "or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. Actual results of the Company could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company has no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.

Exhibit No.	Description
10.1	Loan Agreement, dated as of December 16, 2014, by and between the Company and Heritage Gemstone Investors, LLC
10.2	Security Agreement dated as of December 16, 2014, between the Company and Heritage Gemstone Investors, LLC
10.3
Agreement For the Sale and Lease of Growers, dated as of December 16, 2014, by and between the Company and Heritage Gemstone Investors, LLC. Confidential treatment has been requested for certain portions of this Exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, which portions have been omitted and filed separately with the Securities and Exchange Commission. *

99.1	Press Release issued on December 22, 2014

*Confidential treatment has been requested for certain portions of this Exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, which portions have been omitted and filed separately with the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
SCIO DIAMOND TECHNOLOGY CORPORATION
(Registrant)

Date: December 22, 2014	By:	/s/ Gerald McGuire
Gerald McGuire
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Loan Agreement, dated as of December 16, 2014, by and between the Company and Heritage Gemstone Investors, LLC
10.2	Security Agreement dated as of December 16, 2014 between the Company and Heritage Gemstone Investors, LLC
10.3
Agreement For the Sale and Lease of Growers, dated as of December 16, 2014, by and between the Company and Heritage Gemstone Investors, LLC. Confidential treatment has been requested for certain portions of this Exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, which portions have been omitted and filed separately with the Securities and Exchange Commission.*

99.1	Press Release issued on December 22, 2014

*Confidential treatment has been requested for certain portions of this Exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, which portions have been omitted and filed separately with the Securities and Exchange Commission.